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TASK ORDER AGREEMENT FOR

SMALL SCALE SITES REMEDIATION PACKAGE
# 03*

TASK ORDER#: 541369

BETWEEN

CANADIAN NUCLEAR LABORATORIES LTD. /
LABORATOIRES NUCLÉAIRES CANADIENS LTÉE.

AND

PERMA-FIX CANADA INC.

*INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	1

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1.	Contract Title	SMALL SCALE SITES REMEDIATION PACKAGE # 02

2.	Task Order Execution Date	April 30, 2019	3.	Task Order No. Contractor shall use for all invoicing	541369

4.	Framework Reference	507595	5.	The Contract Type is:	Fixed Price

6.	Control Order No.	Not Applicable	7.	The Task Order Price is:	$11,494,654.34

8.	Contractor HST#		9.	Currency is:	Canadian

10.	The Site is:	Municipality of Port Hope, Ontario	11.	Price Schedule is provided in SCHEDULE 2

12.	The Schedule and Key Dates :	Per Schedule 3

		The agreed Work Schedule is provided in Schedule 3

13.	The Task Order Term is as set out below:

a)	The Task Order Effective Date is:	Upon Execution	b)	The Task Order Completion date is:	December 16, 2019

14.	Warranty Period

12 Months for commercial/residential properties from issue of CNL’s Certificate of Substantial Performance, and

24 Months for municipal properties from issue of CNL’s Certificate of Substantial Performance.

In accordance to MPH By-Law 50-2014 Phase 2 in Standard Operating Guideline Section 2.9

15.	Addresses for Notices under this Task Order

a) CNL Representative(s)	b) Contractor Representative

CNL at: Project Lead – Scott Schumacher Email: scott.schumacher@cnl.ca Cell:905-376-8913 With copy to: Tina Burghardt – tina.burghardt@cnl.ca	Contractor at [Address] Email: John Kelly, jkelly@perma-fix.com Cell: 865-313-3107 With copy to: Ben Nacarrato, bnaccarato@perma-fix.com

c) CNL Contracting Officer	d) Contractor’s Supervisor

CNL at: Yvonne Rogers Email: yvonne.rogers@cnl.ca Tel: 905-885-8830, ext 45649	Contractor at [Address] Email: Ray Cyr, rcyr@lakeland-multitrade.com Cell: 905-375-8051

CNL Task Order No. 541369	2

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16.	Other communication:	Not Applicable

17.	Periods of Reply	As specified in Schedule 1 and the Framework Agreement

This Task Order is issued pursuant to, and fully incorporates, the terms and conditions set forth within the governing Framework Agreement for Environmental Remediation Construction Works, No. 507935, with a Contract Date of 2017 October 18, by and between Canadian Nuclear Laboratories (CNL) and Milestone Environmental Contracting Inc.

Part 1: Description of the Work/Services

18.	Description of scope of Work (Schedule 1)

In summary, Task Order Agreement is issued for remediation and construction work at specific sites within the Municipality of Port Hope, Ontario. These sites have been impacted with industrial waste and low-level radioactive waste (“LLRW”). The scope of work is summarized as follows (the “Work”):

1.	Remediation of a portion of the properties as per Specifications and Drawings Group 1B, 1C, !G, 1H and 1I (31 properties in total)

2.	The safe removal, collecting and verification of soil know to contain LLRW

3.	Transportation of waste along designated routes to the Long-Term Waste Management Facility (LTWMF) in the Municipality of Port Hope.

4.	Rehabilitation and Reconstruction/Restoration as per Specifications

(Refer to Schedule 1)

19.	Drawings & Documents	Refer to Schedule 1

20.	Deliverables	As set out Schedule 1

21.	Exclusions and Battery limits	None

22.	Assumptions and Risk Register	As set out in Framework Agreement GC 6.1

23.	Constraints or interdependencies	Waste deliveries to the PH LTWMF must be coordinated with the LTWMF Contractor and CNL. This includes respective SOP’s and Owner’s access agreements between CNL and the Owners. As set out Schedule 1 – hours of operations.

24.	CNL provided items and Rely-Upon Information	Refer to Schedule 1 (as referred to in Appendix D of the RFP)

CNL Task Order No. 541369	3

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Part 2: Key Data

25.	Task Order Limits of Liability	The Contractor’s limit of liability for this Task Order is:	Task Order Price

All in accordance with the provisions of the GC 11.4.2 of the Framework Agreement.

26.	Bonds and Guarantees

Performance Bond in accordance with GC 2.9 of the Framework Agreement in the amount of 50% of the Task Order Price.

Labour & Material Payment Bond in accordance with GC 2.9 of the Framework Agreement in the amount of 50% of the Task Order Price (at CNL’s request and discretion, to be determined upon award).

27.	Insurances	Insurance to be furnished in accordance with GC 10.1 of the Framework Agreement and as set out below:

**Commercial General Liability coverage required: $ 5,000,000

Automobile and Transportation Liability Insurance coverage required: $ 3,000,000

Contractor’s Pollution Liability Insurance coverage required: $ 5,000,000

Contractors Equipment Insurance (sufficient to cover all property, tools and equipment of the contractor)

CNL AECL, and the Municipality shall appear as additional insureds and the policy will provide coverage for non-owned auto (if not otherwise covered below), mobile equipment, cross liability, blanket contractual liability, and an agreement by underwriters to waive rights of recourse against CNL, AECL and the Municipality. Coverage in the amount set out in this Task Order per occurrence will be maintained.

Prior to award, the Contractor will have to add the Property Owner’s name on their Insurance Certificate and/or, if applicable the mortgagee’s name, CNL’s will provide all the information.

Insurance to be provided and shall remain in effect in accordance with the terms of the Framework Agreement, Part 10.

28.	Incentives	Not applicable

29.	Payment	In accordance with the agreed Schedule of Values forming part of Schedule 2 and in accordance with the Framework Agreement, Article 5 Payment and Invoicing

30.	Contractual Holdback	The amount of Contractual Holdback applicable to this Task Order is:	10% in accordance with the Framework Agreement, Article 5.1(a)

31.	Delay Liquidated Damages (if applicable)	Delay Liquidated Damages are: $5,000 per Working Day from Completion The maximum Delay Liquidated Damages payable is: 10% of the Task Order Price

32.	The Task Order Special Conditions are:

33.	Adjacent Operators	Not Applicable

CNL Task Order No. 541369	4

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Part 3: Contract Execution Requirements

34.	HSSEQ Requirements	As specified in Schedule 1

35.	Quality Designation of Work	As specified in Schedule 1

36.	Training and Security	As specified in Schedule 1

37.	Codes, Standards & Regulatory Requirements	As specified in Schedule 1

38.	Performance, Communication and Reporting	As specified in Schedule 8 – STAKEHOLDER ENGAGEMENT

39.	Responsibilities	As specified in the Framework Agreement

40.	Reporting Requirements	As specified in Schedule 1

Part 4: Schedules

Relevant documents to this Task Order.

●	Schedule 1: Technical Statement of Work;
●	Schedule 2: Price Schedule;
●	Schedule 3: Work Schedule;
●	Schedule 4: Special Conditions, Contractor’s Methodology
●	Schedule 5: Subcontractors;
●	Schedule 6: Field Equipment List;
●	Schedule 7: Aboriginal and/or Local, Small and Medium-sized Business Engagement Plan
●	Schedule 8 Contractor Stakeholder Engagement

Part 5: Execution of Task Order

Canadian Nuclear Laboratories	Perma-Fix Canada Inc.

Name/Position:	Mark Lesinski/President & CEO	Name/Position:	Ben Naccarato, Vice President of Finance

Signature:	/s/Mark Lesinski	Signature:	/s/Ben Naccarato

Date:	6th May 2019	Date:	4-30-2019

Name/Position:	Monica Steedman/VP Finance & CFO	Name/Position:	PERMA-FIX DOES NOT REQUIRE A SECOND SIGNATORY

Signature:	/s/Monica Steedman	Signature:

Date:	6th May 2019	Date:

CNL Task Order No. 541369	5

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SCHEDULE 1 – TECHNICAL STATEMENT OF WORK

CNL Task Order No. 541369	1	Schedule 1

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The Technical Statement of Work comprise the following:

4501-01340-TS-001, latest revision – Construction Package 3 Issued for Construction Specifications – Design Groups 1B, 1C, 1G, 1H and 1I in Port Hope, ON prepared by AMEC Foster Wheeler – .

4501-508120-MD-001, latest revision – Construction Package 3 Issued for Construction Drawings – Design Group 1B prepared by AMEC Foster Wheeler

4501-508120-MD-002, latest revision – Construction Package 3 Issued for Construction Drawings – Design Group 1G prepared by AMEC Foster Wheeler

4501-508120-MD-003, latest revision – Construction Package 3 Issued for Construction Drawings – Design Group 1C prepared by AMEC Foster Wheeler

4501-508120-MD-004, latest revision – Construction Package 3 Issued for Construction Drawings – Design Group 1H prepared by AMEC Foster Wheeler

4501-508120-MD-005, latest revision – Construction Package 3 Issued for Construction Drawings – Design Group 1I prepared by AMEC Foster Wheeler

In addition to the above, the following documents are hereby incorporated into and form part of this Task Oder by reference:

CNL Task Order No. 541369	2	Schedule 1

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SCHEDULE 2 – PRICE SCHEDULE

CNL Task Order No. 541369	1	Schedule 2

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Task Order Price

1. Unit Price quantities shown are estimates only. The associated unit prices will be used to calculate the actual value of Work performed. CNL makes no guarantee as to the quantities of Work to be actually performed by the Selected Proponent.

2. All lump sum pricing and unit pricing shall be firm, fixed and not subject to adjustment for the duration of the Task Order Term.

3. Note that where the items on the Pricing Form tab are inconsistent with the Measurement Procedures set out in the various Sections of the Specifications, the Pricing Form shall govern and take precedence over the Specifications.

4. Pricing for Labour Rates and Equipment Rates are in firm Canadian funds and will be adjusted annually in accordance with the Consumer Price Index (CPI) for the Province of Ontario (December of previous year to January of current year) using the following formula:

(December- current year/January - previous year)*100-100

The first annual adjustment of rates as set out above shall occur no sooner than eighteen months after the Effective Date.

5. Note that all Laboratory Analysis costs incurred by the Contractor for this project will be reimbursed at cost with no Contractor mark-up of any kind. Contractor’s invoices for third party laboratory costs shall include the actual costs incurred (not to exceed the Ceiling Price per Unit set out in the Pricing Form (for each chemical analysis performed) and shall be supported by the accredited laboratory’s ac tual invoices paid by the Contractor for this project.

CNL Task Order No. 541369	2	Schedule 2

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***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	3	Schedule 2

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	Specification Reference	Description	Unit of Measure	Estimated Quantity	Price per Unit		Total Price
Group B - General Requirements
1	02 61 00	Mobilization and Project Startup	Lump Sum	1.00	$	***	$	***
2	02 61 00	Demobilization and Project Closeout	Lump Sum	1.00	$	***	$	***
3	01 31 19	Project Meetings	Lump Sum	1.00	$	***	$	***
4	01 32 00	Construction Progress Documentation	Lump Sum	1.00	$	***	$	***
5	01 32 16	Construction Progress Schedule	Lump Sum	1.00	$	***	$	***
6	01 35 29	Health and Safety Plan	Lump Sum	1.00	$	***	$	***
7	01 35 29	Implementation of Health and Safety - All Sites	Lump Sum	1.00	$	***	$	***
8	01 35 30	Radiation Protection Plan - All Sites	Lump Sum	1.00	$	***	$	***
9	01 35 30	Implementation of Radiation Protection - All Sites	Lump Sum	1.00	$	***	$	***
10	01 35 43	Environmental Protection Manual and Dust Management Plan - All Sites	Lump Sum	1.00	$	***	$	***
11	01 35 43	Implementation of Environmental Protection and Dust Management - All Sites	Lump Sum	1.00	$	***	$	***
12	01 45 00	Quality Assurance Plan	Lump Sum	1.00	$	***	$	***
13	01 45 00	Implementation of QA/QC - All Sites	Lump Sum	1.00	$	***	$	***
14	01 51 00	Provision and Maintenance of Temporary Utilities - (Contractor Use)	Lump Sum	1.00	$	***	$	***
15	01 52 00	Provision and Construction Facilities - All Sites	Lump Sum	1.00	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	4	Schedule 2

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16	02 61 00	Permitting as per OBC and MPH SOP-SOG, OMOECC, CN/CP - all sites	Lump Sum	1.00	$	***	$	***
17		Traffic Control - All sites	Lump Sum	1.00	$	***	$	***
18	01 33 00	All Other Submittals	Lump Sum	1.00	$	***	$	***
19	01 14 00	Site Security	Lump Sum	1.00	$	***	$	***
20		Bonding & Insurance	Lump Sum	1.00	$	***	$	***
21	01 14 00	Training and Security Clearance	Lump Sum	1.00	$	***	$	***
22	01 78 00	Closeout Submittal	Lump Sum	1.00	$	***	$	***
23	01 56 00	Supply, Install, Maintain, and Remove Sediment Erosion Control fencing	Linear meters	95	$	***	$	***
24	01 56 00	Supply, Install, Maintain, and Remove - Perimeter Safety Fencing	Linear meters	185	$	***	$	***
25	02 61 00	Supply, Install, Maintain and Remove Access Gates as shown	each	4	$	***	$	***
26	See Figure attached	Tree Protection Fencing	Linear meters	40	$	***	$	***
Total Price - General Requirements							$	***

Group B Requirements - 24 Smith Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	5	Schedule 2

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4	02 61 00	Laboratory Analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory Analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and Submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq. meters	12	$	***	$	***
10	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
11	02 61 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
12	02 61 00	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
13	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	10	$	***	$	***
14		Secondary Excavation (if required)	cubic meters		$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	6	Schedule 2

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Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	2	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	4	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	4	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	5	$	***	$	***
Site Restoration
1	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	sq. meters	12	$	***	$	***
2	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
3	as per Drawings	Supply and Place concrete stairs as per specifications	treads	9	$	***	$	***
4	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
Total Price - 24 Smith							$	***

Group B Requirements - 26 Smith Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	7	Schedule 2

PROTECTED SENSITIVE

3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	9	$	***	$	***
9	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
10	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq. meters	23	$	***	$	***
11	02 41 13	Concrete Patio Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq. meters	40	$	***	$	***
12	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	8	Schedule 2

PROTECTED SENSITIVE

13	02 61 00	Remove all other surface landscape features, relocate off-site to secure location for future re-installment	Lump Sum	1	$	***	$	***
14	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	60	$	***	$	***
15		Secondary Excavation (if required)	cubic meters		$	***
Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	40	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	20	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	20	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	20	$	***	$	***
Site Restoration
1	as per Drawings	Supply and Install covered porch as shown including all footings, etc., inluding all permits	square meters	22	$	***	$	***
2	as per Drawings	Supply, Place, Gravel Driveway as per specifications	square meters	9	$	***	$	***
2	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	square meters	23	$	***	$	***
3	as per Drawings	Supply and Place Concrete Patio as per specifications	square meters	40	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	9	Schedule 2

PROTECTED SENSITIVE

4	as per Drawings	Supply and Place concrete stairs as per specifications	treads	10	$	***	$	***
5	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
6	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
7	as per Drawings	Supply and Place Fence	Linear meters	25.00	$	***	$	***
Total Price - 26 Smith							$	***

Group B Requirements - 28 Smith Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	10	Schedule 2

PROTECTED SENSITIVE

9	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	square meters	23	$	***	$	***
10	02 41 13	Concrete Patio Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	square meters	40	$	***	$	***
11	02 41 13	Retaining Wall Removal - verify not radiologically impacted, offsite disposal at a licensed receiving facility, include all necessary support and bracing as required	Lump sum	1	$	***	$	***
12	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
13	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
14		Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
15		Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
16	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	195	$	***	$	***
17		Secondary Excavation (if required)	cubic meters		$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	11	Schedule 2

PROTECTED SENSITIVE

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	Tonnes	140	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	Tonnes	50	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	Tonnes	50	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	75	$	***	$	***
Site Restoration
1	as per Drawings	Supply and Install detached Garage as shown including all footings, floors etc.	square meters	56	$	***	$	***
2	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	square meters	23	$	***	$	***
3	as per Drawings	Supply and Place Concrete Patio as per specifications	square meters	40	$	***	$	***
4	as per Drawings	Supply and install Covered Porch (Rear) as shown including all permits	square meters	22	$	***	$	***
5	as per Drawings	Supply and Place Retaining Wall as per specifications	Linear meters	5	$	***	$	***
6	as per Drawings	Supply and Place concrete stairs as per specifications	treads	10	$	***	$	***
7	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
8	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
Total Price - 28 Smith							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	12	Schedule 2

PROTECTED SENSITIVE

Group B Requirements - 30 Smith Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish existing Site structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	7	$	***	$	***
10	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	14	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	13	Schedule 2

PROTECTED SENSITIVE

11	02 41 13	Paving stone / interlocking brick patio Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	square meters	66	$	***	$	***
12	02 41 13	Retaining Wall Removal - verify not radiologically impacted, offsite disposal at a licensed receiving facility, include all necessary support and bracing as required	Lump sum	1	$	***	$	***
13	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
14	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
15	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
16		Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
17		Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
18	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	425	$	***	$	***
19		Secondary Excavation (if required)	cubic meters		$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	14	Schedule 2

PROTECTED SENSITIVE

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	510	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	80	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	80	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	90	$	***	$	***
Site Restoration
1	as per Drawings	Supply and Install Storage Sheds as shown including all footings, floors etc.	each	1	$	***	$	***
2	as per Drawings	Supply, Place, Gravel Driveway as per specifications	square meters	7	$	***	$	***
3	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	square meters	14	$	***	$	***
4	as per Drawings	Supply, Place Covered Porch (Front) as shown including all permits	square meters	23	$	***	$	***
5	06 15 00	Supply, Place Wooden deck (Rear) as shown including all permits	square meters	18	$	***	$	***
6	as per Drawings	Supply and Place Paving Stone / Interlocking Brick Patio Patio as per specifications	square meters	66	$	***	$	***
7	as per Drawings	Supply and Place Retaining Wall as per specifications	Linear meters	25	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	15	Schedule 2

PROTECTED SENSITIVE

8	as per Drawings	Supply and Place concrete stairs as per specifications	treads	6	$	***	$	***
9	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
10	as per Drawings	Supply and Place Fence	Linear meters	26	$	***	$	***
11	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
Total Price - 30 Smith							$	***

Total Remediation, Earthworks and Restoration Only							$	***

	Specification Reference	Description	Unit of Measure	Estimated Quantity	Price per Unit		Total Price
Group C - General Requirements
1	02 61 00	Mobilization and Project Startup	Lump Sum	1.00	$	***	$	***
2	02 61 00	Demobilization and Project Closeout	Lump Sum	1.00	$	***	$	***
3	01 31 19	Project Meetings	Lump Sum	1.00	$	***	$	***
4	01 32 00	Construction Progress Documentation	Lump Sum	1.00	$	***	$	***
5	01 32 16	Construction Progress Schedule	Lump Sum	1.00	$	***	$	***
6	01 35 29	Health and Safety Plan	Lump Sum	1.00	$	***	$	***
7	01 35 29	Implementation of Health and Safety - All Sites	Lump Sum	1.00	$	***	$	***
8	01 35 30	Radiation Protection Plan - All Sites	Lump Sum	1.00	$	***	$	***
9	01 35 30	Implementation of Radiation Protection - All Sites	Lump Sum	1.00	$	***	$	***
10	01 35 43	Environmental Protection Manual and Dust Management Plan - All Sites	Lump Sum	1.00	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	16	Schedule 2

PROTECTED SENSITIVE

11	01 35 43	Implementation of Environmental Protection and Dust Management - All Sites	Lump Sum	1.00	$	***	$	***
12	01 45 00	Quality Assurance Plan	Lump Sum	1.00	$	***	$	***
13	01 45 00	Implementation of QA/QC - All Sites	Lump Sum	1.00	$	***	$	***
14	01 51 00	Provision and Maintenance of Temporary Utilities - (Contractor Use)	Lump Sum	1.00	$	***	$	***
15	01 52 00	Provision and Construction Facilities - All Sites	Lump Sum	1.00	$	***	$	***
16	02 61 00	Permitting as per OBC and MPH SOP-SOG, OMOECC, CN/CP - all sites	Lump Sum	1.00	$	***	$	***
17		Traffic Control - All sites	Lump Sum	1.00	$	***	$	***
18	01 33 00	All Other Submittals	Lump Sum	1.00	$	***	$	***
19	01 14 00	Site Security	Lump Sum	1.00	$	***	$	***
20		Bonding & Insurance	Lump Sum	1.00	$	***	$	***
21	01 14 00	Training and Security Clearance	Lump Sum	1.00	$	***	$	***
22	01 78 00	Closeout Submittal	Lump Sum	1.00	$	***	$	***
23	01 56 00	Supply, Install, Maintain, and Remove Sediment Erosion Control fencing	Linear meters	165	$	***	$	***
24	01 56 00	Supply, Install, Maintain, and Remove - Perimeter Safety Fencing	Linear meters	330	$	***	$	***
25	02 61 00	Supply, Install, Maintain and Remove Access Gates as shown	each	6	$	***	$	***
26	See Figure Attached	Tree Protection Fencing	Linear meters	180	$	***	$	***
Total Price - General Requirements							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	17	Schedule 2

PROTECTED SENSITIVE

Group C Requirements - 21 Elizabeth Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory Analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory Analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and Submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	11	$	***	$	***
10	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	9	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	18	Schedule 2

PROTECTED SENSITIVE

11	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
12	02 61 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
13	02 61 00	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
14	02 61 00	Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
15	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	165	$	***	$	***
16		Secondary Excavation (if required)	cubic meters		$	***
Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	120	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	40	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	40	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	65	$	***	$	***
Site Restoration

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	19	Schedule 2

PROTECTED SENSITIVE

1	as per Drawings	Supply and Install shed as shown including all footings, etc., inluding all permits	square meters	4	$	***	$	***
2	as per Drawings	Supply and Place Gravel Drivway as per specifications	square meters	11	$	***	$	***
3	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	square meters	9	$	***	$	***
4	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
5	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
6	as per Drawings	Supply and Place Fence	Linear meters	15.00	$	***	$	***
Total Price - 21 Elizabeth Street							$	***

Group C Requirements - 11-15 Elizabeth Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	20	Schedule 2

PROTECTED SENSITIVE

6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	5	$	***	$	***
10	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	7	$	***	$	***
11	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
12	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
13	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
14	02 61 00	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	21	Schedule 2

PROTECTED SENSITIVE

15	02 61 00	Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
16	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	330	$	***	$	***
17		Secondary Excavation (if required)	cubic meters		$	***
Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	520	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	40	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	40	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	30	$	***	$	***
Site Restoration
1	as per Drawings	Supply and Install wooden deck as shown including all footings, etc., inluding all permits	square meters	29	$	***	$	***
2	as per Drawings	Supply and Place Gravel Drivway as per specifications	square meters	7	$	***	$	***
3	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	square meters	5	$	***	$	***
4	as per Drawings	Supply and Place concrete stairs as per specifications	treads	7	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	22	Schedule 2

PROTECTED SENSITIVE

5	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
6	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
7	as per Drawings	Supply and Place Fence	Linear meters	18.00	$	***	$	***
Total Price - 11-15 Elizabeth Street							$	***

Group C Requirements - 9 Elizabeth Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	23	Schedule 2

PROTECTED SENSITIVE

8	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	42	$	***	$	***
10	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	5	$	***	$	***
11	02 41 13	Paving Stone / Interlocking Brick Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	24	$	***	$	***
12	02 41 13	Paving Stone / Interlocking Brick Patio Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	11	$	***	$	***
13	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
14	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
15	02 41 13	Remove existing Retaining wall, verify not radiologically impacted and dispose offiste at licensed receiving facility			$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	24	Schedule 2

PROTECTED SENSITIVE

16	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
17	02 41 13	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
18	02 41 13	Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
19	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	340	$	***	$	***
20		Secondary Excavation (if required)	cubic meters		$	***	$	***
Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	360	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	100	$	***	$	***
Site Restoration
1	as per Drawings	Supply and Place Gravel Driveway as per specifications	square meters	42	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	25	Schedule 2

PROTECTED SENSITIVE

2	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	square meters	5	$	***	$	***
3	as per Drawings	Supply and Place Paving Stone / Interlocking Brick Sidewalk as per specifications	square meters	24	$	***	$	***
4	as per Drawings	Supply and install Covered Porch (Front) as shown including all permits			$	***	$	***
5	as per Drawings	Supply and install Wooden Deck (other) as shown including all permits	square meters	14	$	***	$	***
6	as per Drawings	Supply and install Attached Mudroom as shown, including all permits	square meters	8	$	***	$	***
7	as per Drawings	Supply and Place Retaining Wall as per specifications			$	***	$	***
8	as per Drawings	Supply and Place concrete stairs as per specifications	treads	18	$	***	$	***
9	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
10	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
11	as per Drawings	Supply and Place Fence	Linear meters	38.00	$	***	$	***
Total Price - 9 Elizabeth Street							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	26	Schedule 2

PROTECTED SENSITIVE

Group C Requirements - 30 Catherine Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish existing Site structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	52	$	***	$	***
10	02 41 13	Paving stone / interlocking brick sidewalk removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	7	$	***	$	***
11	02 41 13	Concrete Patio Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	22	$	***	$	***
12	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	27	Schedule 2

PROTECTED SENSITIVE

13	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
14	02 41 13	Remove Retaining Wall, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
15	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
16		Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
17		Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
18	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	210	$	***	$	***
19		Secondary Excavation (if required)	cubic meters		$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	28	Schedule 2

PROTECTED SENSITIVE

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	140	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***

3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	80	$	***	$	***
Site Restoration
1	as per Drawings	Supply and Install shed as shown including all footings, floors etc.	square meters	12	$	***	$	***
2	as per Drawings	Supply, Place, Gravel Driveway as per specifications	square meters	52	$	***	$	***
3	as per Drawings	Supply and Place Paving stone / interlocking brick sidewalk as per specifications	square meters	7	$	***	$	***
4	as per Drawings	Supply and Place Concrete patio as per specifications	square meters	22	$	***	$	***
5	as per Drawings	Supply and Install Covered Porch (Front) as shown including all permits	square meters	13	$	***	$	***
6	06 15 00	Supply, Place Wooden deck (other) as shown including all permits	square meters	11	$	***	$	***
7	as per Drawings	Supply and Place concrete stairs as per specifications	treads	17	$	***	$	***
7	as per Drawings	Supply and Place retaining wall as per specifications	Linear meters	14	$	***	$	***
8	as per Drawings	Supply and Place Fence	Linear meters	5	$	***	$	***
9	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
10	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
Total Price - 30 Catherine Street							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	29	Schedule 2

PROTECTED SENSITIVE

Group C Requirements - 24 Harris Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish existing Site structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	10	$	***	$	***
10	02 41 13	Paving stone / interlocking brick sidewalk removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	9	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	30	Schedule 2

PROTECTED SENSITIVE

11	02 41 13	Retaining Wall Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
12	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
13	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
14	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
15		Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
16		Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
17	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	170	$	***	$	***
18		Secondary Excavation (if required)	cubic meters		$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	31	Schedule 2

PROTECTED SENSITIVE

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	160	$	***	$	***

2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	50	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	50	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	40	$	***	$	***
Site Restoration
1	as per Drawings	Supply and Install Gazebo as shown including all footings, floors etc.	square meters	9	$	***	$	***
2	as per Drawings	Supply, Place, Gravel Driveway as per specifications	square meters	10	$	***	$	***
3	as per Drawings	Supply and Place Paving stone / interlocking brick sidewalk as per specifications	square meters	9	$	***	$	***
4	as per Drawings	Supply and Install Retaining Wall as shown, including all permits	Linear meters	11	$	***	$	***
5	as per Drawings	Supply and Install Covered Porch (Front) as shown, including all permits	square meters	19	$	***	$	***
6	as per Drawings	Supply and Place concrete stairs as per specifications	treads	1	$	***	$	***
7	as per Drawings	Supply and Place Fence	Linear meters	41	$	***	$	***
8	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
9	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
Total Price - 24 Harris Street							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	32	Schedule 2

PROTECTED SENSITIVE

Group C Requirements - 22 Harris Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish existing Site structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	67	$	***	$	***
10	02 41 13	Paving stone / interlocking brick sidewalk removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	18	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	33	Schedule 2

PROTECTED SENSITIVE

11	02 41 13	Remove retaining wall, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
12	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
13	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
14	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
15		Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
16		Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
17	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	430	$	***	$	***
18		Secondary Excavation (if required)	cubic meters		$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	34	Schedule 2

PROTECTED SENSITIVE

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	520	$	***	$	***

2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	80	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	80	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	90	$	***	$	***
Site Restoration					$	***	$	***
1	as per Drawings	Supply and Install shed as shown including all footings, floors etc.	square meters	10	$	***	$	***
2	as per Drawings	Supply, Place, Gravel Driveway as per specifications	square meters	67	$	***	$	***
3	as per Drawings	Supply and Place Paving stone / interlocking brick sidewalk as per specifications	square meters	18	$	***	$	***
4	as per Drawings	Supply and Place retaining wall as per specifications	square meters	46	$	***	$	***
5	as per Drawings	Supply, Place Covered Porch (Front) as shown including all permits	square meters	10	$	***	$	***
6	as per Drawings	Supply and Place concrete stairs as per specifications	treads	8	$	***	$	***
7	as per Drawings	Supply and Place Fence	Linear meters	3	$	***	$	***
8	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
9	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
Total Price - 22 Harris Street							$	***

Total Remediation, Earthworks and Restoration Only							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	35	Schedule 2

PROTECTED SENSITIVE

	Specification Reference	Description	Unit of Measure	Estimated Quantity	Price per Unit		Total Price
Group G - General Requirements
1	02 61 00	Mobilization and Project Startup	Lump Sum	1.00	$	***	$	***
2	02 61 00	Demobilization and Project Closeout	Lump Sum	1.00	$	***	$	***
3	01 31 19	Project Meetings	Lump Sum	1.00	$	***	$	***
4	01 32 00	Construction Progress Documentation	Lump Sum	1.00	$	***	$	***
5	01 32 16	Construction Progress Schedule	Lump Sum	1.00	$	***	$	***
6	01 35 29	Health and Safety Plan	Lump Sum	1.00	$	***	$	***
7	01 35 29	Implementation of Health and Safety - All Sites	Lump Sum	1.00	$	***	$	***
8	01 35 30	Radiation Protection Plan - All Sites	Lump Sum	1.00	$	***	$	***
9	01 35 30	Implementation of Radiation Protection - All Sites	Lump Sum	1.00	$	***	$	***
10	01 35 43	Environmental Protection Manual and Dust Management Plan - All Sites	Lump Sum	1.00	$	***	$	***
11	01 35 43	Implementation of Environmental Protection and Dust Management - All Sites	Lump Sum	1.00	$	***	$	***
12	01 45 00	Quality Assurance Plan	Lump Sum	1.00	$	***	$	***
13	01 45 00	Implementation of QA/QC - All Sites	Lump Sum	1.00	$	***	$	***
14	01 51 00	Provision and Maintenance of Temporary Utilities - (Contractor Use)	Lump Sum	1.00	$	***	$	***
15	01 52 00	Provision and Construction Facilities - All Sites	Lump Sum	1.00	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	36	Schedule 2

PROTECTED SENSITIVE

16	02 61 00	Permitting as per OBC and MPH SOP-SOG, OMOECC, CN/CP - all sites	Lump Sum	1.00	$	***	$	***
17		Traffic Control - All sites	Lump Sum	1.00	$	***	$	***
18	01 33 00	All Other Submittals	Lump Sum	1.00	$	***	$	***
19	01 14 00	Site Security	Lump Sum	1.00	$	***	$	***
20		Bonding & Insurance	Lump Sum	1.00	$	***	$	***
21	01 14 00	Training and Security Clearance	Lump Sum	1.00	$	***	$	***
22	01 78 00	Closeout Submittal	Lump Sum	1.00	$	***	$	***
23	01 56 00	Supply, Install, Maintain, and Remove Sediment Erosion Control fencing	Linear meters	165	$	***	$	***
24	01 56 00	Supply, Install, Maintain, and Remove - Perimeter Safety Fencing	Linear meters	330	$	***	$	***
25	02 61 00	Supply, Install, Maintain and Remove Access Gates as shown	each	7	$	***	$	***
26	See Figure Attached	Tree Protection Fencing	Linear meters	120	$	***	$	***
Total Price - General Requirements							$	***

Group G Requirements - 32 Alexander Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	37	Schedule 2

PROTECTED SENSITIVE

4	02 61 00	Laboratory Analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory Analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and Submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	106	$	***	$	***
10	02 41 13	Asphalt Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	41	$	***	$	***
11	02 41 13	Concrete Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	33	$	***	$	***
12	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	4	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	38	Schedule 2

PROTECTED SENSITIVE

13	02 41 13	Paving Stone / Interlocking Brick Patio Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	9	$	***	$	***
14	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
15	02 41 13	Remove Retaining Wall, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
16	02 61 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
17	02 61 00	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
18	02 61 00	Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
19	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	780	$	***	$	***
20		Secondary Excavation (if required)	cubic meters		$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	39	Schedule 2

PROTECTED SENSITIVE

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	1,060	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	100	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	100	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	150	$	***	$	***

Site Restoration
1	as per Drawings	Supply and Install sheds as shown including all footings, etc., inluding all permits	square meters	17	$	***	$	***
2	as per Drawings	Supply and Place Gravel Drivway as per specifications	square meters	106	$	***	$	***
3	as per Drawings	Supply and Place Asphalt Drivway as per specifications	square meters	41	$	***	$	***
4	as per Drawings	Supply and Place Concrete Drivway as per specifications	square meters	33	$	***	$	***
5	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	square meters	4	$	***	$	***
6	as per Drawings	Supply and install Wooden Deck (front) as shown including all permits	square meters	20	$	***	$	***
7	as per Drawings	Supply and install Wooden Deck (rear) as shown including all permits	square meters	33	$	***	$	***
8	as per Drawings	Supply and install Wooden Deck (other) as shown including all permits	square meters	4	$	***	$	***
9	as per Drawings	Supply and Place Paving Stone / Interlocking Brick Patio as per specifications	square meters	9	$	***	$	***
10	as per Drawings	Supply and Place Retaining Wall as per specifications	Linear meters	21	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	40	Schedule 2

PROTECTED SENSITIVE

11	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
12	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
13	as per Drawings	Supply and Place Fence	Linear meters	36.00	$	***	$	***
Total Price - 32 Alexander Street							$	***

Group G Requirements - 30 Alexander Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	41	Schedule 2

PROTECTED SENSITIVE

9	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	7	$	***	$	***
10	02 41 13	Concrete Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	57	$	***	$	***
11	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
12	02 41 13	Retaining Wall Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
13	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
14	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
15	02 61 00	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
16	02 61 00	Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
17	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	540	$	***	$	***
18		Secondary Excavation (if required)	cubic meters		$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	42	Schedule 2

PROTECTED SENSITIVE

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	720	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	120	$	***	$	***

Site Restoration
1	as per Drawings	Supply and Install sheds as shown including all footings, etc., inluding all permits	square meters	10	$	***	$	***
2	as per Drawings	Supply and Install detatched Garage as shown including all footings, etc., inluding all permits	square meters	20	$	***	$	***
3	as per Drawings	Supply and Place Concrete Drivway as per specifications	square meters	57	$	***	$	***
4	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	square meters	7	$	***	$	***
5	as per Drawings	Supply and install Wooden Deck (front) as shown including all permits	square meters	7	$	***	$	***
6	as per Drawings	Supply and Place Retaining Wall as per specifications	Linear meters	18	$	***	$	***
7	as per Drawings	Supply and Install Concrete Steps as per specifications	Treads	6	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	43	Schedule 2

PROTECTED SENSITIVE

8	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
9	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
10	as per Drawings	Supply and Place Fence	Linear meters	32.00	$	***	$	***
Total Price - 30 Alexander Street							$	***

Group G Requirements - 28 Alexander Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	44	Schedule 2

PROTECTED SENSITIVE

9	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
10	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
11	02 41 13	Remove existing Retaining wall, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
12	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
13	02 41 13	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
14	02 41 13	Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
15	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	560	$	***	$	***
16		Secondary Excavation (if required)	cubic meters		$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	45	Schedule 2

PROTECTED SENSITIVE

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	700	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	80	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	80	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	130	$	***	$	***

Site Restoration
1	as per Drawings	Supply and Install sheds as shown including all footings, etc., inluding all permits	square meters	9	$	***	$	***
2	as per Drawings	Supply and install Wooden Deck (rear) as shown including all permits	square meters	31	$	***	$	***
3	as per Drawings	Supply and install Covered Porch (front) as shown including all permits	square meters	25	$	***	$	***
4	as per Drawings	Supply and Place Retaining Wall as per specifications	Linear meters	17	$	***	$	***
5	as per Drawings	Supply and Place Retaining Wall as per specifications	Linear meters	17	$	***	$	***
6	as per Drawings	Supply and Place concrete stairs as per specifications	treads	5	$	***	$	***
7	32 90 00	Landscape Restoration	Lump Sum	1	$	***	$	***
8	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
9	as per Drawings	Supply and Place Fence	Linear meters	18.00	$	***	$	***
Total Price - 28 Alexander Street							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	46	Schedule 2

PROTECTED SENSITIVE

Group G Requirements - 26 Alexander Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish existing Site structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Asphalt Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	20	$	***	$	***
10	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	47	Schedule 2

PROTECTED SENSITIVE

11	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
12		Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
13		Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
14	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	1,350	$	***	$	***
15		Secondary Excavation (if required)	cubic meters		$	***

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	2,060	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	160	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	160	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	160	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	48	Schedule 2

PROTECTED SENSITIVE

Site Restoration					$	***	$	***
1	as per Drawings	Supply and Install shed as shown including all footings, etc., inluding all permits	square meters	7	$	***	$	***
2	as per Drawings	Supply and Place Asphalt Drivway as per specifications	square meters	20	$	***	$	***
3	as per Drawings	Supply and install Wooden Deck (front) as shown including all permits	square meters	51	$	***	$	***
4	as per Drawings	Supply and install Wooden Deck (rear) as shown including all permits	square meters	28	$	***	$	***
5	as per Drawings	Supply and install Wooden Deck (other) as shown including all permits	square meters	7	$	***	$	***
6	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
7	32 90 00	Landscape Restoration	Lump Sum	1	$	***	$	***
8	as per Drawings	Supply and Place Fence	Linear meters	41.00	$	***	$	***
Total Price -26 Alexander Street							$	***

Group G Requirements - 18 Alexander Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	49	Schedule 2

PROTECTED SENSITIVE

6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish existing Site structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Asphalt Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	42	$	***	$	***
10	02 41 13	Concrete Patio removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	11	$	***	$	***
11	02 41 13	Retaining Wall Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
12	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
13	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
14	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	50	Schedule 2

PROTECTED SENSITIVE

15		Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
16		Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
17	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	340	$	***	$	***
18		Secondary Excavation (if required)	cubic meters		$	***

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	480	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	50	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	50	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	50	$	***	$	***

Site Restoration
1	as per Drawings	Supply and Place Asphalt Drivway as per specifications	square meters	42	$	***	$	***
2	as per Drawings	Supply and Place Concrete Patio as per specifications	square meters	11	$	***	$	***
3	as per Drawings	Supply and install Wooden Deck (rear) as shown including all permits			$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	51	Schedule 2

PROTECTED SENSITIVE

4	as per Drawings	Supply and Place Retaining Wall as per specifications	Linear meters	17	$	***	$	***
5	as per Drawings	Supply and Place concrete stairs as per specifications	treads	2	$	***	$	***
6	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
7	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
8	as per Drawings	Supply and Place Fence	Linear meters	36.00	$	***	$	***
Total Price - 18 Alexander Street							$	***

Group G Requirements - 16 Alexander Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	52	Schedule 2

PROTECTED SENSITIVE

8	02 41 16	Demolish existing Site structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Asphalt Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	90	$	***	$	***
10	02 41 13	Concrete sidewalk removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	4	$	***	$	***
11	02 41 13	Paving stone / interlocking brick patio removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	7	$	***	$	***
12	02 41 13	Concrete patio removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	10	$	***	$	***
13	02 41 13	Remove retaining wall, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
14	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
15	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	53	Schedule 2

PROTECTED SENSITIVE

16		Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
17		Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
18	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	320	$	***	$	***
19		Secondary Excavation (if required)	cubic meters		$	***

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	400	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	60	$	***	$	***

Site Restoration					$	***	$	***
1	as per Drawings	Supply and Install shed as shown including all footings, floors etc.	square meters	12.5	$	***	$	***
2	as per Drawings	Supply, Place, Asphalt Driveway as per specifications	square meters	90	$	***	$	***
3	as per Drawings	Supply and Place concrete sidewalk as per specifications	square meters	4	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	54	Schedule 2

PROTECTED SENSITIVE

4	as per Drawings	Supply and Place Paving stone / interlocking brick patio as per specifications	square meters	7	$	***	$	***
5	as per Drawings	Supply and Place concrete patio as per specifications	square meters	10	$	***	$	***
6	as per Drawings	Supply and Place retaining wall as per specifications	square meters	26	$	***	$	***
7	as per Drawings	Supply and Place concrete stairs as per specifications	treads	13	$	***	$	***
8	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
9	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
Total Price - 16 Alexander Street							$	***

Group G Requirements - 14 Alexander Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1		$21,006.39		$21,006.39
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1		$1,340.26		$1,340.26
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	55	Schedule 2

PROTECTED SENSITIVE

6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish existing Site structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Paving stone / interlocking brick patio removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	20	$	***	$	***
10	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
11	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
12		Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
13		Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
14	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	330	$	***	$	***
15		Secondary Excavation (if required)	cubic meters		$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	56	Schedule 2

PROTECTED SENSITIVE

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	340	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	100	$	***	$	***

Site Restoration
1	as per Drawings	Supply and Install sheds as shown including all footings, etc., inluding all permits	square meters	14	$	***	$	***
2	as per Drawings	Supply and install Wooden Deck (rear) as shown including all permits	square meters	5	$	***	$	***
3	as per Drawings	Supply and Place Paving Stone / Interlocking Brick Patio as per specifications	square meters	20	$	***	$	***
4	as per Drawings	Supply and Place concrete stairs as per specifications	treads	7	$	***	$	***
5	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
6	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
Total Price - 14 Alexander Street							$	***
Total Remediation, Earthworks and Restoration Only							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	57	Schedule 2

PROTECTED SENSITIVE

	Specification Reference	Description	Unit of Measure	Estimated Quantity	Price per Unit		Total Price
Group H - General Requirements
1	02 61 00	Mobilization and Project Startup	Lump Sum	1.00	$	***	$	***
2	02 61 00	Demobilization and Project Closeout	Lump Sum	1.00	$	***	$	***
3	01 31 19	Project Meetings	Lump Sum	1.00	$	***	$	***
4	01 32 00	Construction Progress Documentation	Lump Sum	1.00	$	***	$	***
5	01 32 16	Construction Progress Schedule	Lump Sum	1.00	$	***	$	***
6	01 35 29	Health and Safety Plan	Lump Sum	1.00	$	***	$	***
7	01 35 29	Implementation of Health and Safety - All Sites	Lump Sum	1.00	$	***	$	***
8	01 35 30	Radiation Protection Plan - All Sites	Lump Sum	1.00	$	***	$	***
9	01 35 30	Implementation of Radiation Protection - All Sites	Lump Sum	1.00	$	***	$	***
10	01 35 43	Environmental Protection Manual and Dust Management Plan - All Sites	Lump Sum	1.00	$	***	$	***
11	01 35 43	Implementation of Environmental Protection and Dust Management - All Sites	Lump Sum	1.00	$	***	$	***
12	01 45 00	Quality Assurance Plan	Lump Sum	1.00	$	***	$	***
13	01 45 00	Implementation of QA/QC - All Sites	Lump Sum	1.00	$	***	$	***
14	01 51 00	Provision and Maintenance of Temporary Utilities - (Contractor Use)	Lump Sum	1.00	$	***	$	***
15	01 52 00	Provision and Construction Facilities - All Sites	Lump Sum	1.00	$	***	$	***
16	02 61 00	Permitting as per OBC and MPH SOP-SOG, OMOECC, CN/CP - all sites	Lump Sum	1.00	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	58	Schedule 2

PROTECTED SENSITIVE

17		Traffic Control - All sites	Lump Sum	1.00	$	***	$	***
18	01 33 00	All Other Submittals	Lump Sum	1.00	$	***	$	***
19	01 14 00	Site Security	Lump Sum	1.00	$	***	$	***
20		Bonding & Insurance	Lump Sum	1.00	$	***	$	***
21	01 14 00	Training and Security Clearance	Lump Sum	1.00	$	***	$	***
22	01 78 00	Closeout Submittal	Lump Sum	1.00	$	***	$	***
23	01 56 00	Supply, Install, Maintain, and Remove Sediment Erosion Control fencing	Linear meters	185	$	***	$	***
24	01 56 00	Supply, Install, Maintain, and Remove - Perimeter Safety Fencing	Linear meters	550	$	***	$	***
25	02 61 00	Supply, Install, Maintain and Remove Access Gates as shown	each	10	$	***	$	***
26	See Figure attached	Tree Protection Fencing	Linear meters	120	$	***	$	***
Total Price - General Requirements							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	59	Schedule 2

PROTECTED SENSITIVE

Group H Requirements - 39 Hayward Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory Analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory Analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and Submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	12	$	***	$	***
10	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	48	$	***	$	***
11	02 41 13	Concrete Patio Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	3	$	***	$	***
12	02 41 13	Paving Stone / Interlocking Brick Patio Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	23	$	***	$	***
13	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	60	Schedule 2

PROTECTED SENSITIVE

14	02 41 13	Remove Retaining Wall, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
15	02 41 13	Concrete Stairs Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
16	02 61 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
17	02 61 00	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
18	02 61 00	Removal of Outbuilding Contents,Disposal at Licensed Offiste Facility	Lump Sum	1	$	***	$	***
19	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	6,500	$	***	$	***
20		Secondary Excavation (if required)	cubic meters		$	***

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	11,800	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	200	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	200	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	400	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	61	Schedule 2

PROTECTED SENSITIVE

Site Restoration
1	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
2	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
3		Supply and Commission Septic Field	Lump Sum	1	$	***	$	***
Total Price - 39 Hayward Street							$	***

Group H Requirements - 35 Hayward Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	62	Schedule 2

PROTECTED SENSITIVE

7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	8	$	***	$	***
10	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	112	$	***	$	***
11	02 41 13	Concrete Patio Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	4	$	***	$	***
12	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
13	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
14	02 61 00	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
15	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	1,120	$	***	$	***
16		Secondary Excavation (if required)	cubic meters		$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	63	Schedule 2

PROTECTED SENSITIVE

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	1,600	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	120	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	120	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	200	$	***	$	***

Site Restoration					$	***	$	***
1	as per Drawings	Supply and Place Gravel Drivway as per specifications	square meters	112	$	***	$	***
2	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	square meters	8	$	***	$	***
3	as per Drawings	Supply and install Wooden Deck (front) as shown including all permits	square meters	2	$	***	$	***
4	as per Drawings	Supply and install Wooden Deck (rear) as shown including all permits	square meters	12	$	***	$	***
5	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	square meters	4	$	***	$	***
6	as per Drawings	Supply and Install Concrete Steps as per specifications	Treads	6	$	***	$	***
7	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
8	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
9	as per Drawings	Supply and Place Fence	Linear meters	13.00	$	***	$	***
Total Price - 35 Hayward Street							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	64	Schedule 2

PROTECTED SENSITIVE

Group H Requirements - 58 Alexander Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	28	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	65	Schedule 2

PROTECTED SENSITIVE

10	02 41 13	Paving Stone / Interlocking Brick Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	5	$	***	$	***
11	02 41 13	Concrete Patio Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	16	$	***	$	***
12	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
13	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
14	02 41 13	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
15	02 41 13	Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
16	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	260	$	***	$	***
17		Secondary Excavation (if required)	cubic meters		$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	66	Schedule 2

PROTECTED SENSITIVE

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	240	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	80	$	***	$	***

Site Restoration
1	as per Drawings	Supply and Install sheds as shown including all footings, etc., inluding all permits	square meters	3	$	***	$	***
2	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	square meters	28	$	***	$	***
3	as per Drawings	Supply and Place Concrete Patio as per specifications	square meters	16	$	***	$	***
4	as per Drawings	Supply and install Wooden Deck (rear) as shown including all permits	square meters	11	$	***	$	***
5	as per Drawings	Supply and install Wooden Deck (other) as shown including all permits	square meters	31	$	***	$	***
6	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
7	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
8	as per Drawings	Supply and Place Fence	Linear meters	14.00	$	***	$	***
Total Price - 58 Alexander Street							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	67	Schedule 2

PROTECTED SENSITIVE

Group H Requirements - 50 Alexander Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish existing Site structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	46	$	***	$	***
10	02 41 13	Concrete Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	6	$	***	$	***
11	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	13	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	68	Schedule 2

PROTECTED SENSITIVE

12	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
13	02 41 13	Retaining Wall Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
14	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
15	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
16	02 41 13	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
17	02 41 13	Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
18	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	870	$	***	$	***
19		Secondary Excavation (if required)	cubic meters		$	***

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	1,240	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	100	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	100	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	150	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	69	Schedule 2

PROTECTED SENSITIVE

Site Restoration					$	***	$	***
1	as per Drawings	Supply and Install shed as shown including all footings, etc., inluding all permits	square meters	13	$	***	$	***
2	as per Drawings	Supply and Install detached garage as shown including all footings, etc., inluding all permits	square meters	26	$	***	$	***
3	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	square meters	13	$	***	$	***
4	as per Drawings	Supply and Place Concrete Drivway as per specifications	square meters	6	$	***	$	***
5	as per Drawings	Supply and Place Gravel Drivway as per specifications	square meters	46	$	***	$	***
6	as per Drawings	Supply and install Wooden Deck (rear) as shown including all permits	square meters	2	$	***	$	***
7	as per Drawings	Supply and install Covered Porch (front) as shown including all permits	square meters	7	$	***	$	***
8	as per Drawings	Supply and Install Concrete Steps as per specifications	Treads	3	$	***	$	***
9	as per Drawings	Supply and Place Retaining Wall as per specifications	Linear meters	18	$	***	$	***
10	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
11	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
12	as per Drawings	Supply and Place Fence	Linear meters	29.00	$	***	$	***
Total Price - 50 Alexander Street							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	70	Schedule 2

PROTECTED SENSITIVE

Group H Requirements - 54 Alexander Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish existing Site structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Asphalt Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	75	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	71	Schedule 2

PROTECTED SENSITIVE

10	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
11	02 41 13	Remove Retaining Wall - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
12	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
13	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
14		Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
15		Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
16	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	370	$	***	$	***
17		Secondary Excavation (if required)	cubic meters		$	***
Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	380	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	72	Schedule 2

PROTECTED SENSITIVE

2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	80	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	80	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	100	$	***	$	***
Site Restoration
1	as per Drawings	Supply and Install detached garage as shown including all footings, etc., inluding all permits	square meters	27	$	***	$	***
2	as per Drawings	Supply and Place Asphalt Drivway as per specifications	square meters	75	$	***	$	***
3	as per Drawings	Supply and install Wooden Deck (rear) as shown including all permits	square meters	10	$	***	$	***
4	as per Drawings	Supply and Place Retaining Wall as per specifications	Linear meters	21	$	***	$	***
5	as per Drawings	Supply and Place concrete stairs as per specifications	treads	2	$	***	$	***
6	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
7	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
8	as per Drawings	Supply and Place Fence	Linear meters	28.00	$	***	$	***
Total Price - 54 Alexander Street							$	***

Group H Requirements - 60 Alexander Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	73	Schedule 2

PROTECTED SENSITIVE

2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish existing Site structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Concrete sidewalk removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	2	$	***	$	***
10	02 41 13	Concrete patio removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	19	$	***	$	***
11	02 41 13	Remove retaining wall, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	74	Schedule 2

PROTECTED SENSITIVE

12	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
13	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
14	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
15	02 41 13	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
16	02 41 13	Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
17	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	270	$	***	$	***
18		Secondary Excavation (if required)	cubic meters		$	***
Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	280	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	70	$	***	$	***
Site Restoration					$	***	$	***
1	as per Drawings	Supply and Install shed as shown including all footings, floors etc.	square meters	9	$	***	$	***
2	as per Drawings	Supply and Place concrete sidewalk as per specifications	square meters	2	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	75	Schedule 2

PROTECTED SENSITIVE

3	as per Drawings	Supply and Place concrete patio as per specifications	square meters	10	$	***	$	***
4	as per Drawings	Supply and Install wooden deck (other) as shown including all footings, floors etc.	square meters	7	$	***	$	***
5	as per Drawings	Supply and Place retaining wall as per specifications	Linear meters	14	$	***	$	***
6	as per Drawings	Supply and Place concrete stairs as per specifications	treads	4	$	***	$	***
7	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
8	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
9	as per Drawings	Supply and Place Fence	Linear meters	40.00	$	***	$	***
Total Price - 60 Alexander Street							$	***

Group H Requirements - 64 Alexander Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	76	Schedule 2

PROTECTED SENSITIVE

2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish existing Site structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Paving stone / interlocking brick sidewalk removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	3	$	***	$	***
10	02 41 13	Concrete Driveway removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	85	$	***	$	***
11	02 41 13	Remove retaining wall, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	77	Schedule 2

PROTECTED SENSITIVE

12	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
13	02 41 13	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
14	02 41 13	Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
15	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	560	$	***	$	***
17		Secondary Excavation (if required)	cubic meters		$	***
Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	600	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	78	Schedule 2

PROTECTED SENSITIVE

2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	100	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	100	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	160	$	***	$	***
Site Restoration
1	as per Drawings	Supply and Install shed as shown including all footings, etc., inluding all permits	square meters	15	$	***	$	***
2	as per Drawings	Supply and Install detached garage as shown including all footings, etc., inluding all permits	square meters	27	$	***	$	***
3	as per Drawings	Supply and Place concrete driveway as per specifications	square meters	85	$	***	$	***
4	as per Drawings	Supply and Place concrete patio as per specifications	square meters	10	$	***	$	***
5	as per Drawings	Supply and Install wooden deck (other) as shown including all footings, floors etc.	square meters	11	$	***	$	***
6	as per Drawings	Supply and Install covered porch (front) as shown including all footings, floors etc.	square meters	17	$	***	$	***
7	as per Drawings	Supply and Place retaining wall as per specifications	Linear meters	11	$	***	$	***
8	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
9	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
10	as per Drawings	Supply and Place Fence	Linear meters	61.00	$	***	$	***
Total Price - 64 Alexander Street							$	***

Group H Requirements - 68 Alexander Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	79	Schedule 2

PROTECTED SENSITIVE

3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish existing Site structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Concrete Driveway removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	49	$	***	$	***
10	02 41 13	Concrete Sidewalk removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	45	$	***	$	***
11	02 41 13	Paving Stone / Interlocking Brick Patio removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	5	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	80	Schedule 2

PROTECTED SENSITIVE

12	02 41 13	Retaining Wall Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
13	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
14	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
15	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
16	02 41 13	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
17	02 41 13	Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
18	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	850	$	***	$	***
19		Secondary Excavation (if required)	cubic meters		$	***
Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	940	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	81	Schedule 2

PROTECTED SENSITIVE

2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	160	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	160	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	220	$	***	$	***
Site Restoration
1	as per Drawings	Supply and Install sheds as shown including all footings, etc., inluding all permits	square meters	6	$	***	$	***
2	as per Drawings	Supply and Install attached car port as shown including all footings, etc., inluding all permits	square meters	37	$	***	$	***
3	as per Drawings	Supply and Place Paving Stone / Interlocking Brick Patio as per specifications	square meters	5	$	***	$	***
4	as per Drawings	Supply and Place concrete driveway as per specifications	square meters	49	$	***	$	***
5	as per Drawings	Supply and Place concrete sidewalk as per specifications	square meters	45	$	***	$	***
6	as per Drawings	Supply and Install wooden deck (rear) as shown including all footings, floors etc.	square meters	17	$	***	$	***
7	as per Drawings	Supply and Install covered porch (front) as shown including all footings, floors etc.	square meters	7	$	***	$	***
8	as per Drawings	Supply and Place concrete stairs as per specifications	treads	2	$	***	$	***
9	as per Drawings	Supply and Place retaining wall as per specifications	Linear meters	5	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	82	Schedule 2

PROTECTED SENSITIVE

10	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
11	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
12	as per Drawings	Supply and Place Fence	Linear meters	6.00	$	***	$	***
Total Price - 68 Alexander Street							$	***

Group H Requirements - PT PL 7 SS Haywood

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	83	Schedule 2

PROTECTED SENSITIVE

8	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	240	$	***	$	***
10		Secondary Excavation (if required)	cubic meters		$	***
Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	280	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	0	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	0	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	100	$	***	$	***
Site Restoration
1	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
2	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
Total Price - PT PL 7 SS Haywood							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	84	Schedule 2

PROTECTED SENSITIVE

Group H Requirements - LT 7 SS Haywood

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	440	$	***	$	***
10		Secondary Excavation (if required)	cubic meters		$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	85	Schedule 2

PROTECTED SENSITIVE

Earthworks					$	***	$	***
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	640	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	0	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	0	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	120	$	***	$	***
Site Restoration
1	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
2	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
Total Price - LT 7 SS Haywood							$	***

Total Remediation, Earthworks and Restoration Only							$	***

	Specification Reference	Description	Unit of Measure	Estimated Quantity	Price per Unit		Total Price
Group I - General Requirements
1	02 61 00	Mobilization and Project Startup	Lump Sum	1.00	$	***	$	***
2	02 61 00	Demobilization and Project Closeout	Lump Sum	1.00	$	***	$	***
3	01 31 19	Project Meetings	Lump Sum	1.00	$	***	$	***
4	01 32 00	Construction Progress Documentation	Lump Sum	1.00	$	***	$	***
5	01 32 16	Construction Progress Schedule	Lump Sum	1.00	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	86	Schedule 2

PROTECTED SENSITIVE

6	01 35 29	Health and Safety Plan	Lump Sum	1.00	$	***	$	***
7	01 35 29	Implementation of Health and Safety - All Sites	Lump Sum	1.00	$	***	$	***
8	01 35 30	Radiation Protection Plan - All Sites	Lump Sum	1.00	$	***	$	***
9	01 35 30	Implementation of Radiation Protection - All Sites	Lump Sum	1.00	$	***	$	***
10	01 35 43	Environmental Protection Manual and Dust Management Plan - All Sites	Lump Sum	1.00	$	***	$	***
11	01 35 43	Implementation of Environmental Protection and Dust Management - All Sites	Lump Sum	1.00	$	***	$	***
12	01 45 00	Quality Assurance Plan	Lump Sum	1.00	$	***	$	***
13	01 45 00	Implementation of QA/QC - All Sites	Lump Sum	1.00	$	***	$	***
14	01 51 00	Provision and Maintenance of Temporary Utilities - (Contractor Use)	Lump Sum	1.00	$	***	$	***
15	01 52 00	Provision and Construction Facilities - All Sites	Lump Sum	1.00	$	***	$	***
16	02 61 00	Permitting as per OBC and MPH SOP-SOG, OMOECC, CN/CP - all sites	Lump Sum	1.00	$	***	$	***
17		Traffic Control - All sites	Lump Sum	1.00	$	***	$	***
18	01 33 00	All Other Submittals	Lump Sum	1.00	$	***	$	***
19	01 14 00	Site Security	Lump Sum	1.00	$	***	$	***
20		Bonding & Insurance	Lump Sum	1.00	$	***	$	***
21	01 14 00	Training and Security Clearance	Lump Sum	1.00	$	***	$	***
22	01 78 00	Closeout Submittal	Lump Sum	1.00	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	87	Schedule 2

PROTECTED SENSITIVE

23	01 56 00	Supply, Install, Maintain, and Remove Sediment Erosion Control fencing	Linear meters	95	$	***	$	***
24	01 56 00	Supply, Install, Maintain, and Remove - Perimeter Safety Fencing	Linear meters	185	$	***	$	***
25	02 61 00	Supply, Install, Maintain and Remove Access Gates as shown	each	4	$	***	$	***
26	See Figure Attached	Tree Protecton Fencing	Linear meters	40	$	***	$	***
Total Price - General Requirements							$	***

Group I Requirements - 34 Smith Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory Analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory Analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and Submission of Verification Documentation	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	88	Schedule 2

PROTECTED SENSITIVE

8	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Retaining Wall Removal - verify not radiologically impacted, offsite disposal at a licensed receiving facility, include all necessary support and bracing as required	Lump sum	1	$	***	$	***
10	02 61 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
11	02 61 00	Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
12	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	110	$	***	$	***
13		Secondary Excavation (if requried)	cubic meters		$	***
Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	120	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	10	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	89	Schedule 2

PROTECTED SENSITIVE

3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	10	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	40	$	***	$	***
Site Restoration
1	as per Drawings	Supply and Install shed as shown including all footings, etc., inluding all permits	square meters	9	$	***	$	***
2	as per Drawings	Supply and install Wooden Deck (Rear) as shown including all permits	square meters	10	$	***	$	***
3	as per Drawings	Supply and install Wooden Deck (Other) as shown including all permits	square meters	5	$	***	$	***
4	as per Drawings	Supply and Place Retaining Wall as per specifications	Linear meters	13	$	***	$	***
5	as per Drawings	Supply and Place concrete stairs as per specifications	treads	9	$	***	$	***
6	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
7	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
Total Price - 34 Smith							$	***

Group I Requirements - 36 Smith Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	90	Schedule 2

PROTECTED SENSITIVE

3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	8	$	***	$	***
10	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	12	$	***	$	***
11	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
12	02 41 13	Paving Stone / Interlocking Brick Patio Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	3	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	91	Schedule 2

PROTECTED SENSITIVE

13	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
14	02 61 00	Remove all other surface landscape features, relocate off-site to secure location for future re-installment	Lump Sum	1	$	***	$	***
15	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	330	$	***	$	***
16		Secondary Excavation (if requried)	cubic meters		$	***
Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	420	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	40	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	40	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	80	$	***	$	***
Site Restoration
1	as per Drawings	Supply and Install shed as shown including all footings, etc., inluding all permits	square meters	4	$	***	$	***
2	as per Drawings	Supply and Install covered porch as shown including all footings, etc., inluding all permits	square meters	3	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	92	Schedule 2

PROTECTED SENSITIVE

3	as per Drawings	Supply and Place Gravel Drivway as per specifications	square meters	12	$	***	$	***
4	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	square meters	8	$	***	$	***
5	as per Drawings	Supply and Place Paving Stone / Interlocking Brick Patio as per specifications	square meters	3	$	***	$	***
6	as per Drawings	Supply and Place concrete stairs as per specifications	treads	6	$	***	$	***
7	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
8	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
9	as per Drawings	Supply and Place Fence	Linear meters	29.00	$	***	$	***
Total Price - 36 Smith							$	***

Group I Requirements - 38 Smith Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	93	Schedule 2

PROTECTED SENSITIVE

5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish Existing Site Structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	12	$	***	$	***
10	02 41 13	Concrete Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	2	$	***	$	***
11	02 41 13	Paving Stone / Interlocking Brick Sidewalk Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	20	$	***	$	***
12	02 41 13	Paving Stone / Interlocking Brick Patio Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	11	$	***	$	***
13	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	94	Schedule 2

PROTECTED SENSITIVE

14	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
15	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
16		Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
17		Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
18	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	90	$	***	$	***
19		Secondary Excavation (if requried)	cubic meters		$	***

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	60	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	20	$	***	$	***
3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	20	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	40	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	95	Schedule 2

PROTECTED SENSITIVE

Site Restoration
1	as per Drawings	Supply and Install shed as shown including all footings, floors etc.	square meters	5	$	***	$	***
2	as per Drawings	Supply and Place Gravel Driveway as per specifications	square meters	12	$	***	$	***
3	as per Drawings	Supply and Place Concrete Sidewalk as per specifications	square meters	2	$	***	$	***
4	as per Drawings	Supply and Place Paving Stone / Interlocking Brick Sidewalk as per specifications	square meters	20	$	***	$	***
5	as per Drawings	Supply and Place Paving Stone / Interlocking Brick Patio as per specifications	square meters	11	$	***	$	***
6	as per Drawings	Supply and install Covered Porch (Front) as shown including all permits	square meters	3	$	***	$	***
7	as per Drawings	Supply and install Wooden Deck (other) as shown including all permits	square meters	4	$	***	$	***
8	as per Drawings	Supply and Place concrete stairs as per specifications	treads	6	$	***	$	***
9	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
10	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
11	as per Drawings	Supply and Place Fence	Linear meters	4.00	$	***	$	***
Total Price - 38 Smith							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	96	Schedule 2

PROTECTED SENSITIVE

Group I Requirements - 40 Smith Street

Removals
1	02 61 00	Pre-construction Property Condition Assessment	Lump Sum	1	$	***	$	***
2	02 61 00	Complete gamma survey and XRF scan of completed excavation surface	Lump Sum	1	$	***	$	***
3	02 61 00	Collection of soil sample for signature COPCs and the reporting of results following Laboratory Analysis	Lump Sum	1	$	***	$	***
4	02 61 00	Laboratory analysis of soil sample for signature COPCs	Lump Sum	1	$	***	$	***
5	02 61 00	Collection of soil sample for secondary COPCs and the reporting of results following laboratory analysis	Lump Sum	1	$	***	$	***
6	02 61 00	Laboratory analysis of composite soil sample for secondary COPCs	Lump Sum	1	$	***	$	***
7	02 61 00	Preparation and submission of Verification Documentation	Lump Sum	1	$	***	$	***
8	02 41 16	Demolish existing Site structures that require removal, verify not radiologically impacted and dispose off site a licensed receiving facility	Lump Sum	1	$	***	$	***
9	02 41 13	Gravel Driveway Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	9	$	***	$	***
10	02 41 13	Paving stone / interlocking brick sidewalk removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	13	$	***	$	***
11	02 41 13	Paving stone / interlocking brick patio Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	sq.meters	12	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	97	Schedule 2

PROTECTED SENSITIVE

12	02 41 13	Concrete Stair Removal - verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
13	02 41 13	Remove existing fence, verify not radiologically impacted and dispose offiste at licensed receiving facility	Lump Sum	1	$	***	$	***
14	31 11 00	Remove and Dispose of Trees, shrubs, hedges, and all other plants above ground, verify not radiological impacted and dispose offsite at a licensed receiving facility	Lump Sum	1	$	***	$	***
15		Remove all other surface landscape features, relocate offsite to secure location for future re-installment	Lump Sum	1	$	***	$	***
16		Removal of Outbuilding Contents, storage in secured area, and return of objects upon restoration	Lump Sum	1	$	***	$	***
17	02 61 00	Excavate, stockpile, load, haul and dispose at LTWMF Facility Contaminated soil and tree roots	cubic meters	440	$	***	$	***
18		Secondary Excavation (if requried)	cubic meters		$	***

Earthworks
1	31 00 01	Supply, place, compact and grade clean imported fill per MPH SOP/SOGs (based on 2 tonnes per cubic meter)	tonnes	600	$	***	$	***
2	31 00 01	Supply, place, compact and grade Granular A (based on 2 tonnes per cubic meter)	tonnes	80	$	***	$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	98	Schedule 2

PROTECTED SENSITIVE

3	31 00 01	Supply, place, compact and grade Granular B (based on 2 tonnes per cubic meter)	tonnes	80	$	***	$	***
4	31 00 01	Supply, place, and grade Topsoil	cubic meters	60	$	***	$	***

Site Restoration
1	as per Drawings	Supply and Install shed as shown including all footings, floors etc.	square meters	6	$	***	$	***
2	as per Drawings	Supply, Place, Gravel Driveway as per specifications	square meters	9	$	***	$	***
3	as per Drawings	Supply and Place Paving stone / interlocking brick sidewalk as per specifications	square meters	13	$	***	$	***
4	as per Drawings	Supply and Place Paving stone / interlocking brick patio as per specifications	square meters	12	$	***	$	***
5	as per Drawings	Supply, Place Covered Porch (Front) as shown including all permits	square meters	10	$	***	$	***
6	06 15 00	Supply, Place Wooden deck (other) as shown including all permits	square meters	11	$	***	$	***
7	as per Drawings	Supply and Place concrete stairs as per specifications	treads	7	$	***	$	***
8	as per Drawings	Supply and Place Fence	Linear meters	51	$	***	$	***
9	31 32 50	Water management, sampling, transportation, and disposal at LTMWF	Lump Sum	1.00	$	***	$	***
10	32 90 00	Landscape Restoration	Allowance	1	$	***	$	***
Total Price - 40 Smith							$	***

Total Remediation, Earthworks and Restoration Only							$	***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	99	Schedule 2

PROTECTED SENSITIVE

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	100	Schedule 2

PROTECTED SENSITIVE

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	101	Schedule 2

PROTECTED SENSITIVE

HOURLY RATES FOR EQUIPMENT FOR ADDITIONAL SCOPE

Contractor-owned and Contractor-rented equipment required for executing the Work form part of the Lump Sums and Unit Prices set out in the Pricing Form tab. In the event of Changes in the Work pursuant to the Task Order, and at CNL's sole discretion, the hourly rates set out below may be used to calculate the value of the Change Order, if and as applicable.

Proponents shall use the equipment rates included in their response to CNL RFP #68475B or lower, and shall add any additional equipment required for performing the Work set out in the Task Order.

Equipment listed below that is not Contractor-owned shall be clearly identified. The Equipment Charge Out Rates shall be all inclusive rates which do not include Operators but do include, where applicable, servicing, fuels, lubricants, maintenance, repairs and all other services, fees, taxes (excluding HST), overhead, profit, and similar items. Rates shall exclude decontaminating the equipment and mobilization/demobilization charges.

The Equipment Standby Rates shall be all inclusive rates which do not include Operators but do include, where applicable, all services, fees, taxes (excluding HST), overhead, profit, and similar items required to maintain the equipment at site during a period of work stoppage

ITEM	DESCRIPTION *Model, Capacity Attachments, Gas/Diesel Powered Ownership and Present location)*	(O)WNED OR (R)ENTED	NUMBER OF UNITS PROPOSED	CHARGE OUT RATE PER UNIT PER HOUR	TOTAL CHARGE OUT RATE PER HOUR	STANDBY RATE WHERE APPLICABLE
	Survey Meters					
1	Ludlum Model 3 Ratemeter	O	6	$ ***	$ ***	
2	Ludlum Model 2360 Alpha Beta Data Logg	O	6	$ ***	$ ***	
3	Ludlum Model 2221 Portable Scaler w/ GP	O	6	$ ***	$ ***	
4	Gamma Detectors					
5	Ludlum Model 44-10	O	6	$ ***	$ ***	
6	Alpha/Beta Detectors					
7	Ludlum Model 43-93 100 cm2 Active Area	O	6	$ ***	$ ***	
8	Alpha/Beta/Gamma Detectors					
9	Ludlum Model 44-9 Pancake G-M Detecto	O	6	$ ***	$ ***	
	Sample Counters					
10	Ludlum Model 3030 Scaler w/Model 43-10	O	3	$ ***	$ ***	
11	Dose Rate Meters					
12	Ludlum Model 19 Micro R Meter	O	3	$ ***	$ ***	
	Specialty Equipment					
13	Trimble GPS Units	O	2	$ ***	$ ***	
13	XRF	O	2	$ ***	$ ***	
	Air Sampling Equipment					
14	Model 14m Gooseneck Samplers	O	15	$ ***	$ ***	
15	GilAir Personal Air Sampler	O	15	$ ***	$ ***	
	Safety Equipment					
16	TSI 8530 DustTrak (0.001 - 400 mg/m³)	O	1	$ ***	$ ***	
17	Quest NoisePro DLX Noise Dosimeter w/C	O	1	$ ***	$ ***	
18	MultiRAE PGM-6228 (PID, CO, H2S, LEL,	O	1	$ ***	$ ***	
	Equipment					
19	CAT 330 (30t)/or Equivalent	O	1	$ ***	$ ***	
20	CAT 320 (25t)	O	1	$ ***	$ ***	
21	CAT 312 / or Equivalent	O	1	$ ***	$ ***	
22	CAT 420 Backhoe / or Equivalent	O	1	$ ***	$ ***	
23	KOMATSU PC88 / or Equivalent	O	1	$ ***	$ ***	
24	KOMATSU - PC35/PC28 / or Equivalent (	O	1	$ ***	$ ***	
25	Dozer D-6/or Equivalent	O	0.5	$ ***	$ ***	
26	Dozer D-5/or Equivalent	O	0.5	$ ***	$ ***	
27	Bobcat Track/Skid Steer (T-190)/ or Equiv	O	2	$ ***	$ ***	
28	Komatsu 250 Loader/or Equivalent	O	1	$ ***	$ ***	
29	Smooth Drum Roller 7t (56")	O	1	$ ***	$ ***	
30	Pad Drum Roller 7t (56")	O	1	$ ***	$ ***	
31	22 Tonne Tri-Axle w/Tarp	O	4	$ ***	$ ***	
32	2000 Gallon Water Truck	O	1	$ ***	$ ***	
33	Diesel Plate Packer - per day	O	2	$ ***	$ ***	
34	Jumping Jack Packer - per day	O	1	$ ***	$ ***	
35	Small Gas Generator 2000 - per day	O	2	$ ***	$ ***	
36	Mid Size Gas Generator 3500 - per day	O	2	$ ***	$ ***	
37	2" Gas Pump - per day	O	2	$ ***	$ ***	
38	3" Gas Pump -per day	O	2	$ ***	$ ***	
39	4" Gas Pump - per day	O	2	$ ***	$ ***	
40	3" Submersible w/Generator - per day	O	2	$ ***	$ ***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CNL Task Order No. 541369	102	Schedule 2

PROTECTED SENSITIVE

SCHEDULE 3 – WORK SCHEDULE

CNL Task Order No. XX	1	Schedule 3

PROTECTED SENSITIVE

The Work under this Task Order shall be performed in accordance with the following schedule:

Key Work Milestone	Date; On or Before

File the “Notice of Projects (per group)”	April 10, 2019

Mobilization	May 09, 2019

Field Work Starts	May 14, 2019

Completion of General Requirements	May 07, 2019

Completion of Group B	June 20, 2019

Completion of Group C	October 28, 2019

Completion of Group G	July 24, 2019

Completion of Group H	October 01, 2019

Completion of Group I	June 19, 2019

Project Completion	December 16, 2019

Milestone schedule date for Completion of SSS Remediation Package 3 will be used as the basis for any Delay Liquidated Damages payable to CNL under GC 7.1.2 of the Framework Agreement. Proponent to provide a Schedule Recovery Plan should the Proponent’s Schedule be delayed more than 10% of the critical path

CNL Task Order No. XX	2	Schedule 3

PROTECTED SENSITIVE

SCHEDULE 4 – SPECIAL CONDITIONS

CONTRACTOR’S METHODOLOGY

Refer to Perma-Fix Canada Inc. Framework Agreement 507595 – Exhibit B Schedule or Rates.

CNL Task Order No. XX	1	Schedule 4

PROTECTED SENSITIVE

SCHEDULE 5 – SUBCONTRACTORS

CNL Task Order No. 541369	1	Schedule 5

PROTECTED SENSITIVE

SCHEDULE 6 – FIELD EQUIPMENT LIST

CNL Task Order No. 541369	1	Schedule 6

PROTECTED SENSITIVE

FIELD EQUIPMENT LIST

Refer to Schedule 2, Price Schedule, for. Equipment Rates.

CNL Task Order No. 541369	2	Schedule 6

PROTECTED SENSITIVE

SCHEDULE 7 – Aboriginal and/or Local, Small and Medium-sized Business Engagement Plan

Perma-Fix Canada Inc. (Perma-Fix) (Prime), has sourced preferred contractors and sub-contractors that are either Aboriginal-owned or have extensive practical experience with creating employment opportunities for local Aboriginal Status Peoples or Nations that are in proximity to a project or qualify in regards to experience and other qualification requirements. Perma-Fix intends to offer targeted training and mentoring opportunities to Status individuals in order to meet or exceed our targets. Perma-Fix is dedicated to a sustainable inclusion program that will have long-term benefits to the community and Aboriginal Peoples.

As stated in our proposal response to the Master Service Agreement (MSA)/Framework Agreement procurement, Section T8, Perma-Fix’s focus is to achieve a minimum 5% Aboriginal status employment during the implementation of task orders.

CNL Task Order No. 541369	1	Schedule 7

PROTECTED SENSITIVE

SCHEDULE 8 – CONTRACTOR’S STAKEHOLDER ENGAGEMENT

The remediation and transportation of radioactively impacted soils and structures in a public/residential setting provides a unique challenge to Canadian Nuclear Laboratories (CNL) and the contractor performing the work. Radioactive material remediation is usually performed on government licensed sites with layers of security and controls in place. Performing these same tasks in a residential setting requires infrastructure to be developed that is certain to gain the attention of property owners, neighbors, the Municipality of Port Hope, and members of CNL. Through the process of remediation followed by transportation from the residential properties through the municipality to the designated low-level radioactive waste (LLRW) landfill, the attention from community stakeholders will only increase.

Our project CHP, Mr. Andy Lombardo, is a very experienced public speaker and is a subject matter expert in the safe handling and monitoring of uranium, thorium, and radium. He will work hand-in-hand with our Primary Point of Contact for the project, Ms. Lori Brooks and our Project Administration, Ms. Laura Kelly, to develop and implement our project Communications Plan/Strategy. Both are well schooled in public interaction and will be available daily.

Our team is sensitive to homeowner issues, and we will collaborate closely with CNL, members of the community, and other Port Hope Area Initiative (PHAI) stakeholders to minimize inconvenience that may result from our work. Our approach will convey the utmost respect to the residents and their concerns. The following are key components of the Communication protocols for this project:

●	Work with CNL/PHAI to ensure appropriate notification format/distribution methods are in place (e.g., health and safety incident, stakeholder/public relations incident);
●	Provide early training and ongoing coaching to workers on interaction with property owners, tenants, etc.;
●	Use a risk log as a means to track and proactively manage issues throughout the project because this is key to achieving and maintaining excellent community support;
●	Develop processes to receive, record, respond to, and follow-up on community questions or complaints, regardless of the medium (e-mail, project website, telephone, in-person visit);
●	Direct public inquiries to a single point of contact, and provide prompt and courteous responses by a knowledgeable team member;
●	Communicate frequently with the team for safety messages, public issues and concerns, and noteworthy items like lessons learned; and
●	Provide consistent messaging using CNL/PHAI’s key messages, questions, answers, and other scripted material.

CNL Task Order No. 541369	1	Schedule 8